EXHIBIT 10.41


                       FOURTH AMENDMENT TO LOAN AGREEMENTS

         This Amendment to certain Business Loan Agreements is executed this 14th day of November, 1996 by and among MDC Investment Holdings, Inc. ("MDC"), The Med-Design Corporation ("Med-Design") and MDC Research Ltd. ("Research" - collectively, MDC, Med-Design and Research are herein called the "Borrowers") and CoreStates Bank, N.A., successor by merger to Meridian Bank ("Bank").

BACKGROUND

         A. On July 26, 1995, MDC executed and delivered to the Bank a Business Loan Agreement (as amended from time to time the "MDC Loan Agreement"), pursuant to which the Bank established a credit facility for MDC (the "MDC Loan") in the amount of up to $3,000,000. This credit facility was evidenced by a Promissory Note, dated July 26, 1995, in that amount (the "MDC Note"), was secured by MDC's grant to the Bank of a security interest in its accounts, inventory, equipment and general intangibles ("General Collateral"), and by a pledge of certain securities held at Delaware Trust Capital Management, Inc. ("Pledged Securities") and a certain Promissory Note in the amount of the MDC Loan from Med-Design to MDC ("Related Party Note") and by a Surety Agreement executed by Med-Design dated July 26, 1995 (the "Med-Design Surety Agreement"), which
Surety Agreement was secured by Med-Design's grant to the Bank of a security interest in its accounts, inventory, equipment and general intangibles (the "Med-Design Collateral") The General Collateral, Pledged Securities and Related Party Note are hereinafter collectively referred to as the "MDC Collateral".


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                                                                   EXHIBIT 10.41


         B. On December 29, 1995, the Bank entered into Business Loan Agreements with (i) MDC (the "MDC Equipment Loan Agreement"), and (ii) Research (the "Research Equipment Loan Agreement"), pursuant to which the Bank agreed to make equipment loans to such entities (the "Equipment Loans"), in an aggregate amount not exceeding $750,000 (as amended from time to time, collectively, the "Equipment Loan Agreements"). Advances under the Equipment Loan Agreements were evidenced by promissory notes, dated December 29, 1995, in the amount of $30,500 (with respect to MDC) (the "MDC Equipment Note") and $141,000 (with respect to Research) (collectively, the "Equipment Notes"). The indebtedness to be created under the Equipment Loan Agreements was secured by the MDC Collateral, by the Med-Design Collateral and by Research's grant to the Bank of a security interest in its accounts, inventory, equipment and general intangibles (the "Research Collateral"). In addition, MDC and Med-Design executed Surety Agreements with respect to the obligations of Research to the Bank. The Surety Agreements and the Promissory Notes executed by MDC, Med-Design and Research each contain provisions entitling the Bank to enter a judgment against MDC, Med-Design or Research upon the occurrence of an Event of Default or Default under such documents. MDC, Med-Design and Research each executed Acknowledgments of Confession of Judgment, relating to these provisions.

         C. On February 16, 1996 Bank and Borrowers entered into an Amendment to Loan Agreements (the "First Amendment") wherein Bank and Borrowers agreed to (1) amend the MDC Loan Agreement by increasing the amount of the credit facility thereunder to $3,500,000, which obligations were evidenced by a Promissory Note dated February 16, 1996 in the amount of $3,500,000 (the "Second MDC Note") which re-evidenced and replaced the indebtedness evidenced by the MDC Note, and
(2) amend the Equipment Loan Agreements by reducing the aggregate amount of the loans available thereunder to $250,000.

         D. On April 4, 1996 Bank and Borrowers entered into a Second Amendment to Loan Agreements (the "Second Amendment") wherein Bank and Borrowers agreed inter alia to (1) amend the MDC Loan Agreement by increasing the amount of the credit facility thereunder to $4,700,000, which obligations were evidenced by a Promissory Note dated April 4, 1996 in the amount of $4,700,000 (the "Third MDC Note") which re-evidenced and replaced the indebtedness evidenced by the Second MDC Note, and (2) amend the Equipment Loan Agreements by increasing the aggregate amount of the loans available thereunder to $600,000.

         E. On July 11, 1996 Bank and Borrower entered into a Third Amendment to Loan Agreements (the "Third Amendment") wherein Bank and Borrowers agreed, inter alia, to (1) amend the MDC Loan Agreement by increasing the maximum amount of the credit facility thereunder to $6,000,000, which obligations were evidenced by a Promissory Note dated July 11, 1996 in the amount of $6,000,000 (the "Fourth MDC Note") which re-evidenced and replaced the indebtedness evidenced by the Third MDC Note and (2) the Equipment Loan Agreements by adding Med-Design as a co-borrower thereunder, which was evidenced by a Promissory Note dated July 11, 1996 in the amount of $30,500 which re-evidenced and replaced the indebtedness evidenced by the MDC Equipment Note (the "Second MDC Equipment Note").

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                                                                   EXHIBIT 10.41


         F. The MDC Collateral, the Med-Design Collateral and the Research Collateral is herein collectively referred to as the "Collateral". The MDC Loan Agreements, the Equipment Loan Agreements (collectively the "Loan Agreements"), all promissory notes executed by the Borrowers, or any of them, all Surety Agreements executed by the Borrowers, or any of them, all Security Agreements, Pledge Agreements, Assignment Agreements or notification letters executed by the Borrowers, or any of them, and all other documents, instruments or agreements executed in connection with the Loan Agreements are herein collectively referred to as the "Loan Documents".

         G. The Borrowers have requested that the Bank modify the terms of the Loan Agreements to (1) increase the maximum amount available under the MDC Loan Agreement to $6,750,000 and (2) modify the lending formula and extend the date to which advances may be made under the Loan Agreements. Bank is willing to amend the Loan Agreements as described above, all on the terms and subject to the conditions, set forth herein.

AGREEMENTS

         The parties hereto, intending to be legally bound, hereby agree:

         1. The MDC Loan Agreement shall be amended as follows:

            (a) The reference to the sum $6,000,000 set forth therein shall be deleted, and the sum $6,750,000 shall be substituted in its place, subject to the provisions of Section 15 of the MDC Loan Agreement. In connection with such increased availability under the MDC Loan Agreement, MDC shall execute and deliver to the Bank a Commercial Promissory Note, in the form of Exhibit "A". All references to the note or to the promissory note in the MDC Loan Agreement, or in any other Loan Documents, shall be deemed to be references to such new note. The indebtedness evidenced by the Third MDC Note remains outstanding as of the date hereof, and continues to be secured by the Collateral. All Loan Documents shall, to the extent necessary, be amended and modified to provide that the amount of the indebtedness owing under the Business Loan Agreement shall be $6,750,0000, so that any reference to the sum $6,000,000 shall, from and after the date hereof, be deemed a reference to the sum $6,750,000. The parties hereto expressly acknowledge and agree that the replacement MDC Note merely re-evidences the indebtedness evidenced by the Third MDC Note, while increasing the principal amount thereof, and is given in substitution of, and not as payment of, the Third MDC Note.

            (b) Section 15 of the MDC Loan Agreement is amended by amending and restating subsections (ii) and (iii) as follows:

                (ii) Lending Formula. All advances under the MDC Loan will be limited to 95% of the fair market value as determined by Bank from time to time of short term, high grade, interest bearing securities issued by the United States government, any agency thereof, or domestic corporations, acceptable to Bank and pledged to Bank pursuant to the Pledge Agreement (the "Qualified Securities") less a reserve of Qualified Securities with a Pledge Value (as defined below) and

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                                                                   EXHIBIT 10.41


determined by Bank at the time of such advance equal to the aggregate amount then outstanding under the Equipment Loans. The value of the Qualified Securities determined in accordance with the preceding sentence is hereinafter referred to as the "Pledge Value."

            (iii) Final Advance Date. Bank shall not make advances under the MDC Loan after June 30, 1997 unless such date is extended by Bank in its sole and absolute discretion.

         2. The Equipment Loan Agreements each shall be amended as follows:

            (a) Section 15 of each of the Equipment Loan Agreements is amended amending and restating subsections (ii) and (iii) thereof as follows:

            (ii) Lending Formula. All advances under the Equipment Loan shall be limited to 80% of the new equipment purchase price and will be further limited to 95% of the fair market value as determined by Bank from time to time of short term, high grade, interest bearing securities issued by the United States government, any agency thereof, or domestic corporations, acceptable to Bank and pledged to Bank pursuant to the Pledge Agreement (the "Qualified Securities") less a reserve of Qualified Securities with a Pledge Value (as defined below) and determined by the Bank at the time of such advance equal to the aggregate amount then outstanding under the MDC Loan. The sum of the value of the Qualified Securities determined in accordance with the preceding sentence is hereinafter referred to as the "Pledge Value." Advances under the Equipment Loans to MDC and Research will be aggregated for the purpose of this advance formula and in no event shall the aggregate of such advances exceed $600,000.

            (iii) Final Advance Date. Bank shall not make advances on the Equipment Loans after June 30, 1997, unless such date is extended by Bank in its sole and absolute discretion.

         3. The Borrowers hereby:

            (a) ratify and confirm all the representations, warranties and covenants contained in each of the Loan Agreements;

            (b) ratify, confirm and acknowledge that, as amended hereby, the Loan Agreements and the Loan Documents continue to be valid, binding and in full force and effect;

            (c) confirm and acknowledge that the credit facility established under the MDC Loan Agreement, as increased and amended hereby, and that the credit facilities established under the Equipment Loan Agreements, as amended hereby, (collectively, the "Loans") are secured by all of the Collateral described in any of the Loan Documents

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                                                                   EXHIBIT 10.41


            (d) confirm and agree that all Surety Agreements previously executed by any of the Borrowers securing the Loans or the obligations of each other Borrower shall continue to secure the Loans, and the obligations of each other Borrower, as modified herein;

            (e) covenant and agree to perform all of their respective obligations under each of the Loan Agreements and the Loan Documents, as amended hereby;

            (f) acknowledge and agree that they have no defense, set-off, counterclaim or challenge against the payment of any sums owing under any of the Loan Agreements or the Loan Documents, or the enforcement of any of the terms of the Loan Agreements or the Loan Documents, as amended hereby;

            (g) acknowledge and agree that all of their representations, warranties and covenants contained in the Loan Agreements and/or the Loan Documents, as amended hereby, are true, accurate and correct on and as of the date hereof as if made on and as of the date hereof;

            (h) represent and covenant that the Acknowledgments of Confession of Judgment, executed by each of the Borrowers, was voluntarily and intentionally executed, consented to, and agreed to by such Borrower, and that those Acknowledgments remain in full force and effect, as if set forth in full herein;

            (i) consent and re-affirm the confession of judgment clauses contained in the Loan Documents, or any of them, and acknowledge that the Bank is relying on this representation, and each other representation contained herein, in connection with executing this Amendment to Loan Agreements, and in continuing the credit facilities established for the Borrowers; and

            (j) represent and warrant that no Default, as defined in the Business Loan Agreements or any of the promissory notes or the surety agreements, now exist, or will exist upon the delivery of notice, passage of time or both, and all information described in the Background to this Agreement is true, accurate and complete.

         4. As a condition to the execution and delivery of this Amendment to Loan Agreements, the Borrower shall deliver to the Bank, in form and content satisfactory to the Bank and its counsel, a certified copy of resolutions adopted by the Board of Directors of each of the Borrowers authorizing the execution, delivery and performance of this Amendment to Loan Agreements, and all of the documents and instruments required by the Bank for the implementation of this Agreement.

         5. The Borrowers will pay to Bank (a) a commitment fee of $1,000 in connection with the modification of the MDC Loan Agreement and (b) all of Bank's out-of-pocket costs and expenses incurred in connection with the review, preparation, negotiation, documentation and closing of this Amendment to Loan Agreements, and the consummation of transactions contemplated hereunder, including, but without limitation, all fees, expenses and disbursements

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                                                                   EXHIBIT 10.41


of counsel retained by Bank and all fees relating to filings, recording of documents and searches, and appraisal costs, whether or not the transaction is consummated hereunder. In addition, the Borrower shall pay all Bank's costs and expenses incurred in connection with the enforcement of the Loan Agreements and the Loan Documents, including, but not limited to, those incurred in connection with (a) the protection, exercise or enforcement of the Bank's rights with respect to the Collateral, including, without limitation, the Bank's rights to
(i) collect or take possession of the Collateral and the proceeds thereof, (ii) hold the Collateral, (iii) prepare the Collateral for sale or other disposition, and (iv) sell or otherwise dispose of the Collateral, and (b) the assertion, protection or exercise or enforcement of the Bank's rights in any proceeding under the United States Bankruptcy Code, including (without limitation) the preparation, filing and prosecution of (i) proofs of claim, (ii) motions for relief from the automatic stay, (iii) motions for adequate protection, and (iv) complaints, answers and other pleadings in adversary proceedings by or against the Bank or relating in any way to any of the Collateral, all of which obligations shall be secured by the Collateral.

         6. To the extent of any inconsistency between the terms of this Amendment to Loan Agreements and the terms of any of the Loan Agreements or the other Loan Documents, the terms and conditions of this Amendment shall prevail. All terms and conditions of the Loan Agreements and the Loan Documents not inconsistent herewith shall remain in full force and effect and are hereby ratified and confirmed by each of the Borrowers.

         7. Any capitalized term used in this Amendment to Loan Agreements not otherwise defined herein shall have the meanings ascribed to them in the Loan Agreements. This Amendment to Loan Agreements shall be binding upon and inure to the benefit of the parties hereto and each of their respective successors and assigns.

         8. This Amendment Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania.

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                                                                   EXHIBIT 10.41


         IN WITNESS WHEREOF, the Borrowers and the Bank have caused this Amendment to Loan Agreements to be executed by their respective authorized officers as of the day and year first above written.

ATTEST:                                     MDC INVESTMENT HOLDINGS, INC.

/s/ Gilbert M. White                        By:  /s/ Patrick E. Rodgers
-----------------------------                    ------------------------------
                                                 Patrick E. Rodgers
                                                 Treasurer


ATTEST:                                     MDC RESEARCH LTD.

/s/ Gilbert M. White                        By:  /s/ Patrick E. Rodgers
-----------------------------                    ------------------------------
                                                 Patrick E. Rodgers
                                                 Executive Vice President-
                                                 Finance


ATTEST:                                     THE MED-DESIGN CORPORATION

/s/ Gilbert M. White                        By:  /s/ Patrick E. Rodgers
-----------------------------                    ------------------------------
                                                 Patrick E. Rodgers
                                                 Executive Vice President-
                                                 Finance


                                            CORESTATES BANK, N.A.

                                            By: /s/ John H. Van Dusen
                                                -------------------------------
                                                Vice President

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